Exhibit 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT
THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of June 17, 2015, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), NEOSTEM, INC., a Delaware corporation with offices located at 420 Lexington Avenue, Suite 350, New York, NY 10170 (“Parent”) and the other borrowers listed on the signature page of the Loan Agreement (individually and collectively, jointly and severally, “Borrower”).
Recitals
A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of September 26, 2014 (as amended from time to time, the “Loan Agreement”).
B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.Borrower has requested that Collateral Agent and Lenders amend the Loan Agreement to change the corporate names of Parent and PROGENITOR CELL THERAPY, LLC.
D.Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.
1.All references in the Loan Documents to Parent’s name “NEOSTEM, INC.” shall hereafter mean and refer to “CALADRIUS BIOSCIENCES, INC.” “CALADRIUS BIOSCIENCES, INC.” is hereby deemed to be “Parent” and a “Borrower” under the Loan Agreement and the other Loan Documents, shall have all rights and obligations of Parent and a Borrower thereunder, and agrees to be bound by all the terms and conditions of the Loan Agreement and the other Loan Documents and hereby makes to Collateral Agent all representations, warranties, grants of security interest and covenants contained in the Loan Agreement and the other Loan Documents as of the date hereof.
2.All references in the Loan Documents to Borrower’s name “PROGENITOR CELL THERAPY, LLC” shall hereafter mean and refer to “PCT, LLC, A CALADRIUS COMPANY” “PCT, LLC, A CALADRIUS COMPANY” is hereby deemed to be a “Borrower” under the Loan Agreement and the other Loan Documents, shall have all rights and obligations of a Borrower thereunder, and agrees to be bound by all the terms and conditions of the Loan Agreement and the other Loan Documents and hereby makes to Collateral Agent all representations, warranties, grants of security interest and covenants contained in the Loan Agreement and the other Loan Documents as of the date hereof.
3.Section 13 (Definitions). Subsection (e) of the defined term “Permitted Indebtedness” hereby is amended and restated in its entirety as follows:
“(e)    Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or construction of fixed or capital assets of such person, provided that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed One Million Dollars ($1,000,000.00) at any time and (ii) the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed with such Indebtedness (each measured at the time of such acquisition, repair, improvement or construction is made);”

3.Limitation of Amendments.
1.The amendments set forth in Section 2 are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
2.This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
1.Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
2.Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
3.The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated (except for the amendments delivered pursuant to Section 6(iii) below) and are and continue to be in full force and effect;
4.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
6.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
7.This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) updated Corporate Borrowing Certificates for Parent and PCT, LLC, A CALADRIUS COMPANY, (iii) copies of the amendments to the Operating Documents of Parent evidencing Parent’s corporate name change, (iv) copies of the amendments to the Operating Documents of PCT, LLC, A CALADRIUS COMPANY evidencing PCT, LLC, A CALADRIUS COMPANY’s corporate name change, (v) an amended UCC financing statement for Parent, (vi) an amended UCC financing statement for PCT, LLC, A CALADRIUS COMPANY and (vii) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:
CALADRIUS BIOSCIENCES, INC. (F/K/A NEOSTEM, INC.)	PCT ALLENDALE, LLC

By /s/ David J. Mazzo	By: /s/ George Goldberger
Name: David J. Mazzo, PhD	Name: George Goldberger
Title: CEO	Title: Manager

NEOSTEM ONCOLOGY, LLC	ATHELOS CORPORATION

By: /s/ David J. Mazzo	By: /s/ David J. Mazzo
Name: David J. Mazzo, PhD	Name: David J. Mazzo, PhD
Title: Manager	Title: Manager

AMORCYTE, LLC	PCT, LLC, A CALADRIUS COMPANY (F/K/A PROGENITOR CELL THERAPY, LLC)

By:/s/ David J. Mazzo	By: /s/ David J. Mazzo
Its: Manager	Its: Manager

NEOSTEM FAMILY STORAGE, LLC	STEM CELL TECHNOLOGIES, INC.

By: /s/ George Goldberger	By: /s/ David. J Mazzo
Its: Manager	Its: Manager
COLLATERAL AGENT AND LENDER:
OXFORD FINANCE LLC
By: /s/ Mark Davis
Name: Mark Davis
Title: Vice President- Finance, Secretary & Treasurer

[Signature Page to First Amendment to Loan and Security Agreement]